SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 6, 2003

                               eMagin Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     000-24757                    88-0378451
-------------------------    -----------------------         -------------------
(State or Other Jurisdiction (Commission File Number)          (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                2070 Route 52, Hopewell Junction, New York 12533
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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



ITEM 5.  OTHER EVENTS.

         eMagin Corporation ("eMagin" or the "Company") and The Travelers Insurance Company ("Travelers") entered into an amendment agreement to amend and extend the maturity date of the Convertible Promissory Note (the "Travelers Convertible Note") dated August 20, 2001, issued under the Note Purchase Agreement entered into as of August 20, 2001 by and between eMagin and Travelers. The amendment agreement extends the maturity date of the Travelers Convertible Note from January 31, 2003 to February 28, 2003.

         In addition, eMagin and Mr. Mortimer D.A. Sackler ("Sackler") entered into a sixth amendment agreement to amend and extend the maturity date of the Secured Promissory Note (the "Sackler Secured Note") dated June 20, 2002, issued under the Secured Note Purchase Agreement entered into as of June 20, 2002, by and between eMagin and Sackler. As well, eMagin and Sackler entered into a fourth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Notes (the "Sackler Secured Convertible Notes"), issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Sackler, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription Agreements dated January 14, 2002. The amendment agreements extends the maturity date of the Sackler Secured Note and the Sackler Secured Convertible Notes from January 31, 2003 to March 30, 2003.

         In addition, eMagin and Ginola Limited ("Ginola"), an assignee of Rainbow Gate Corporation, entered into a sixth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Ginola Secured Convertible Note") dated November 27, 2002, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001, by and between eMagin and Rainbow Gate Corporation, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002. The amendment agreement extends the maturity date of the Ginola Secured Convertible Note from January 31, 2003 to March 30, 2003.

         Further, eMagin and Mr. Jack Rivkin ("Rivkin") entered into a sixth amendment agreement to amend and extend the maturity date of the Secured Convertible Promissory Note (the "Rivkin Secured Convertible Note") dated November 27, 2001, issued under the Secured Note Purchase Agreement entered into as of November 27, 2001 by and between eMagin and Rivkin. The amendment agreement extends the maturity date of the Rivkin Secured Convertible Note from January 31, 2003 to June 30, 2003.

         The foregoing description is only a summary of the transactions described and is qualified in its entirety by the amendments to the notes attached as exhibits to this Form 8-K, which exhibits are incorporated herein by reference.


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

ITEM 7.  EXHIBITS.

         Exhibit
         Number   Description

         10.1 Amendment No. 12 to Convertible Promissory Note dated as of January 31, 2003.

         10.2 Amendment No. 6 to Secured Promissory Note dated as of January 31, 2003.

         10.3 Amendment No. 6 to the Secured Convertible Promissory Notes dated as of January 31, 2003.

         10.4 Amendment No. 6 to the Secured Convertible Promissory Note dated as of January 31, 2003.

         10.5 Amendment No. 6 to Secured Convertible Promissory Note dated as of January 31, 2003.



                  [The remainder of this page is intentionally left blank]



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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               EMAGIN CORPORATION



                              By: /s/   Gary W. Jones
                                  ----------------------------------------------
                                  Name: Gary W. Jones
                                  Title: President and Chief Executive Officer

Dated: February 6, 2003





                  [The remainder of this page is intentionally left blank]




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



                                  Exhibit 10.1

                 AMENDMENT NO. 12 TO CONVERTIBLE PROMISSORY NOTE
AMENDMENT NO. 11 TO CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of January 31, 2003, by and between eMagin Corporation, a Delaware corporation (the "Borrower") and The Travelers Insurance Company (the "Lender"), each a party to the Note Purchase Agreement (the "Note Purchase Agreement") entered into as of August 20, 2001 and a Convertible Promissory Note (the "Note") dated August 20, 2001, as amended to date. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.
                              W I T N E S S E T H :

WHEREAS, the parties wish to amend the Note to extend its maturity date;
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
                                   ARTICLE ONE
                                AMENDMENT TO NOTE
SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge that Section 1 of the Note is hereby amended by deleting "January 31, 2003" and inserting in the place of such deletion " February 28, 2003."
                                   ARTICLE TWO
                                  MISCELLANEOUS
SECTION 2.1 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

SECTION 3.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

SECTION 3.4 Effect of  Amendment.  From and after the Effective  Date,  the
Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

SECTION 3.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 3.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                       2

IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                    BORROWER:

                                    eMAGIN CORPORATION



                                    By:
                                       -----------------------------------------
                                          Name:
                                          Title:

                                   LENDER:

                                   THE TRAVELERS INSURANCE COMPANY



                 AMENDMENT NO. 6 TO THE SECURED PROMISSORY NOTE


                  AMENDMENT NO. 6 TO THE SECURED PROMISSORY NOTE (this "Agreement"), dated as of January 31, 2003, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Mr. Mortimer D.A. Sackler (the "Lender"), each a party to the Secured Note Purchase Agreement entered into as of June 20, 2002 (the "Purchase Agreement") pursuant to which a Secured Promissory Note was issued in the principal amount of $200,000 (the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.

                              W I T N E S S E T H :


        WHEREAS, the parties wish to amend the Note to extend its maturity date;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                                AMENDMENT TO NOTE
         SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge as follows:

         (a) Section 1 of the Note is hereby amended by deleting "January 31, 2003" from such section and inserting "March 31, 2003" in the place of such deletion.


                                   ARTICLE TWO

                                  MISCELLANEOUS
                  SECTION 2.1 Counterparts.This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

                  SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

                  SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

                  SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

                  SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

                  SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.




                  [Remainder of page intentionally left blank]

                  IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                    BORROWER:

                                    eMAGIN CORPORATION




                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:




                                   LENDER:




                                   --------------------------------------------
                                   MORTIMER D.A. SACKLER






           AMENDMENT NO. 6 TO THE SECURED CONVERTIBLE PROMISSORY NOTES


                  AMENDMENT NO. 6 TO THE SECURED CONVERTIBLE PROMISSORY NOTES (this "Agreement"), dated as of January 31, 2003, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Mr. Mortimer D.A. Sackler (the "Lender"), each a party to the Secured Note Purchase Agreement entered into as of November 27, 2001, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002, and the Subscription Agreements dated January 14, 2002 (collectively, the "Purchase Agreements") pursuant to which three Secured Convertible Promissory Notes were issued in the aggregate principal amount of $1,200,000 (collectively the "Notes", and each individually the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Notes.

                              W I T N E S S E T H :


       WHEREAS, the parties wish to amend each Note to extend its maturity date;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                             AMENDMENT TO THE NOTES

         SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge as follows:

         (a) Section 1 of each Note is hereby amended by deleting "January 31, 2003" from such section and inserting "March 31, 2003" in the place of such deletion.


                                   ARTICLE TWO

                                  MISCELLANEOUS
                  SECTION 2.1 Counterparts.This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

                  SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

                  SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

                  SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Notes and all references to the Notes pursuant to the Note Purchase Agreements and the other documents referenced therein shall be deemed to be references to the Notes as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Notes, the Note Purchase Agreements or any other document referenced therein or herein.

                  SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

                  SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.




                  [Remainder of page intentionally left blank]

                  IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                    BORROWER:

                                    eMAGIN CORPORATION




                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:




                                   LENDER:




                                   -----------------------------------------
                                   MORTIMER D.A. SACKLER







           AMENDMENT NO. 6 TO THE SECURED CONVERTIBLE PROMISSORY NOTE


                  AMENDMENT NO. 6 TO THE SECURED CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of January 31, 2003, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Ginola Limited, an Isle of Man company (assignee of Rainbow Gate Corporation) (the "Lender"), each a party to the Secured Note Purchase Agreement entered into as of November 27, 2001, as amended by the Omnibus Amendment, Waiver and Consent Agreement dated January 14, 2002 (the "Purchase Agreement") pursuant to which a Secured Convertible Promissory Note was issued in the principal amount of $300,000 (the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.

                              W I T N E S S E T H :


        WHEREAS, the parties wish to amend the Note to extend its maturity date;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                                AMENDMENT TO NOTE
         SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge as follows:

         (a) Section 1 of the Note is hereby amended by deleting "January 31, 2003" from such section and inserting "March 31, 2003" in the place of such deletion.


                                   ARTICLE TWO

                                  MISCELLANEOUS
                  SECTION 2.1 Counterparts.This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

                  SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

                  SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

                  SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

                  SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

                  SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  [Remainder of page intentionally left blank]

                  IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                    BORROWER:

                                     eMAGIN CORPORATION




                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:




                                     LENDER:

                                     GINOLA LIMITED




                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:




                 AMENDMENT NO. 6 TO CONVERTIBLE PROMISSORY NOTE


                  AMENDMENT NO. 6 TO SECURED CONVERTIBLE PROMISSORY NOTE (this "Agreement"), dated as of January 31, 2003, by and between eMAGIN CORPORATION, a Delaware corporation (the "Borrower") and Jack Rivkin (the "Lender"), each a party to the Secured Note Purchase Agreement (the "Note Purchase Agreement") entered into as of November 27, 2001 and a Secured Convertible Promissory Note (the "Note") dated November 27, 2001. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Note.

                              W I T N E S S E T H :


        WHEREAS, the parties wish to amend the Note to extend its maturity date;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE ONE

                                AMENDMENT TO NOTE
         SECTION 1.1 Amendment to Note. By executing this Agreement, the Borrower and the Lender hereby agree and acknowledge that Section 1 of the Note is hereby amended by deleting "January 31, 2003" and inserting in the place of such deletion "June 30, 2003."


                                   ARTICLE TWO

                                  MISCELLANEOUS
                  SECTION 2.1 Counterparts.This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including delivery by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower.

                  SECTION 2.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

                  SECTION 2.3 Effective Date. This Agreement shall become effective (the "Effective Date") as of the date first referenced above.

                  SECTION 2.4 Effect of Amendment. From and after the Effective Date, the Note and all references to the Note pursuant to the Note Purchase Agreement and the other documents referenced therein shall be deemed to be references to the Note as modified hereby. This Agreement is limited as specified and shall not constitute a modification, amendment, acceptance or waiver of any other provision of the Note, the Note Purchase Agreement or any other document referenced therein or herein.

                  SECTION 2.5 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

                  SECTION 2.6 Further Assurances. From and after the date of this Agreement, upon the request of any party hereto, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.



                                    BORROWER:

                                     eMAGIN CORPORATION




                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:




                                     LENDER:

                                     Jack Rivkin



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